Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes
Note 8 - Income Taxes

British Virgin Islands

United World BVI is incorporated in the British Virgin Islands and conducts all of its businesses through its PRC subsidiary and VIE. Under the current laws of the British Virgin Islands, United World BVI is not subject to tax on income or capital gains. In addition, upon payments of dividends by these entities to their shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

United World HK is incorporated in the Hong Kong and conducts all of its businesses through its PRC subsidiary and VIE. Companies registered in Hong Kong are subject to Hong Kong Profits Tax on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, United World HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

United World WFOE and the VIE are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), Chinese enterprises are subject to income tax at a rate of 25% after appropriate tax adjustments

Under the EIT Laws, dividends paid by PRC enterprises out of profits earned post-2007 to non-PRC tax resident investors are subject to PRC withholding tax of 10%. A lower withholding tax rate may be applied based on applicable tax treaty with certain countries.

The EIT Laws also provide that enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC are considered PRC tax resident enterprises and subject to PRC income tax at the rate of 25% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, overall management and control over the production and business, personnel, accounting, properties, and other aspects of an enterprise. No detailed interpretation or guidance has been issued to define “place of effective management”. Furthermore, the administrative practice associated with interpreting and applying the concept of “place of effective management” is unclear. If the Company and its Hong Kong subsidiary are deemed as PRC tax residents, it would be subject to PRC tax under the EIT Law. The Company has analyzed the applicability of this law, and for each of the periods presented, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor changes in the interpretation and/or guidance of this law.

The Company’s PRC Operating Companies have an aggregate net operating loss carry forward available amounting to approximately $2.7 million to offset taxable income of the individual subsidiaries for the next ten years.

Uncertain tax positions

There were no unrecognized tax benefits as of December 31, 2020 and 2019, respectively. Management does not anticipate any potential future adjustments in the next twelve months, which would result in a material change to its tax positions. For periods presented, the Company did not incur any interest and penalties.